MFS(R) DIVERSIFIED INCOME FUND

                        Supplement to Current Prospectus

Effective  immediately,   the  fifth  sentence  of  the  first  paragraph under
"Sub-Investment Adviser" in section IV "Management of the Fund" is restated as follows:

For its services, MFS pays the sub-adviser a sub-advisory fee in an amount equal to 0.40% annually of the average daily net asset value of the fund's assets managed by the sub-adviser.


                  The date of this supplement is June 1, 2006.